# STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "**Agreement**") is made and entered into this 20th day of October, 2020, by and among Dr. Harald Zink ("**Zink**") and Richard Kelly Clark ("**Clark**") (collectively "Sellers"), and SPYR, Inc., a Nevada corporation (the "**Purchaser**").

## EXPLANATORY STATEMENT

A. The Sellers are individuals and the only stockholders of Applied MagiX, a Nevada corporation ("**MagiX**"), which was formed on September 18, 2020 and which has authorized a total of 1000 shares of common stock (the "**Common Stock**"), which constitutes all of the outstanding capital stock of MagiX.

B. The Sellers desire to sell, assign, transfer and deliver to the Purchaser, and the Purchaser desires to purchase, all, but not less than all, of the Common Stock on the terms and subject to the conditions hereinafter contained.

C. MagiX is a pre-revenue company in the business of the marketing and sale of Apple compatible products manufactured by third parties, with a plan to grow the business to include manufacturing and development of such products.

D. Sellers have developed a business plan for MagiX through which the Sellers represent that they can achieve profitable operations in 3-4 months with funding in the amount of $600,000, which includes product acquisition, marketing and sale, and all salaries, insurances and overheard expenses necessary to reach profitability within the time stated, including the post-closing employment of Sellers by Purchaser to execute the said business plan.

E. Purchaser recently obtained certain funding for an acquisition and is willing to acquire MagiX from Sellers and provide $600,000 in funding to execute Seller's business plan for MagiX under Purchaser's umbrella pursuant to the terms and conditions of the Agreement.

NOW THEREFORE, in consideration of the Explanatory Statement that shall be deemed to be a substantive part of this Agreement, the mutual covenants, promises, agreements, representations and warranties contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant, promise, agree, represent and warrant as follows.

**1. *Purchase and Sale of the Sellers Shares.***

**1.1.** <u>Purchase and Sale</u>. On the terms and subject to the conditions set forth in this Agreement, at the Closing on the Closing Date, the Sellers shall sell, assign, transfer and deliver to the Purchaser and the Purchaser shall purchase from the Seller, the Common Stock.

**1.2.** <u>Consideration; Transfer of Securities</u>.

1.2.1. As consideration for the purchase of the Common Stock, Purchaser commits to provide Six Hundred Thousand Dollars ($600,000) in funding to MagiX, as a wholly owned subsidiary of Purchaser, which amount shall be used to execute the aforementioned business plan and allocated over the first 3 months after Closing.

1.2.2. The Sellers shall deliver to the Purchaser at the Closing on the Closing Date, stock certificate numbers 1 and 2, representing all of the issued and outstanding Common Stock of MagiX, with the Sellers signatures notarized or guaranteed by a national bank or by a member broker of the New York Stock Exchange.

2. ***Closing***. The closing of the purchase and sale of the Common Stock provided for by this Agreement (referred to throughout this Agreement as the "**Closing**") shall take place electronically on or before 11:00 p.m. MST on October 20, 2020. The time and date of the Closing are referred to throughout this Agreement as the "**Closing Date**".

3. ***Representations and Warranties.***

**3.1.** *Representations and Warranties of Sellers.* The Sellers represent and warrant to the Purchaser that:

3.1.1. *Due Organization; Good Standing; Authority of Company.* MagiX is a corporation duly organized, validly existing as a stock corporation, and in good standing under the laws of the State of Nevada. MagiX has full right, power, and authority to own its properties and assets, and to carry on its business as a Nevada corporation. MagiX is duly licensed, qualified and authorized to do business as a foreign corporation, and is in good standing, in each jurisdiction in which the properties and assets owned by it or the nature of the business conducted by it makes such licensing, qualification and authorization legally necessary. A complete and correct copy of MagiX' Articles of Incorporation (the "**Articles**"), certified by the Secretary of State of the State of Nevada (the "**Department**") is attached to this Agreement as **Exhibit 1**, and is incorporated by reference herein. The Articles are in full force and effect, and Seller is not in breach or violation of any of the provisions thereof.

3.1.2. *Validity of Agreement.* The Sellers have the legal capacity and authority to enter into this Agreement. This Agreement is a valid and legally binding obligation of the Sellers and is fully enforceable against the Sellers in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

3.1.3. *Stock Authorization; Ownership After Closing.* The Common Stock has been duly, legally and validly authorized. Delivery of the Common Stock by the Sellers to the Purchaser at the Closing on the Closing Date pursuant to this Agreement will transfer to the Purchaser full and entire legal and equitable title to 100% of the issued and outstanding capital stock of Seller.

3.1.4. *Capitalization; the Seller's Stock; Related Matters.* MagiX' authorized capital stock consists of 1000 shares of common stock of which none remain to be issued by the Seller. None of the MagiX authorized capital stock has been registered in an effective registration statement by the SEC pursuant to the 1933 Securities and Exchange Act, or has been qualified under any State Securities Blue Sky Laws. As such, the Purchaser cannot resell the Common Stock without being the subject of compliance with State Securities Laws or an effective SEC registration, or the existence of a legal exemption from the registration requirements of Section 5 of the 1933 Securities and Exchange Act. When the Sellers tender the Common Stock certificates to the Purchaser, they will bear a printed legend indicating that the shares so conveyed are "Restricted Securities," as that term is defined by Rule 144(a)(3) of the 1933 Act [17 CFR 230.144]. The legend will provide statements substantially similar to the following:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND ARE RESTRICTED SHARES PURSUANT TO RULE 144(a)(3). THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE INCLUDING BUT NOT LIMITED TO COMPLIANCE WITH RULE 144, AND THE BENEFICIAL OWNERSHIP HOLDING REQUIREMENTS RULE 144(d), WITHOUT THE ABILITY TO "TACK" THE SELLERS' PREVIOUS OWNERSHIP PERIODS UNDER RULE 144(d)(3). THESE RESTRICTED SECURITIES ARE SUBJECT TO A "STOP TRANSFER ORDER" PROHIBITING THE PURCHASER FROM TRANSFERRING OR RESELLING ANY OF THESE SECURITIES EXCEPT AS PERMITTED UNDER THE ACT, APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION OR EXEMPTION THEREFROM, THE EXISTENCE OF WHICH SHALL BE EVIDENCED BEFOREHAND BY AN INDEPENDENT LEGAL COMPLIANCE REVIEW. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

In completing this transaction, the Sellers are relying upon an exemption from the above noted registration requirements contained in Section 4.1 of the Securities Act of 1933, and the Section 4 ½ hybrid exemption made applicable by SEC vs. Ralston Purina Co., 346 U.S. 119, [1953]. The Purchaser represents that it

1. Is aware that it is purchasing Restricted Securities as that term is defined by Rule 144(a)(3);
2. Is aware that the Restricted Securities cannot be transferred or resold unless they are subject to an effective registration statement by the SEC; or qualify for a legal exemption from registration the existence of which shall be determined by independent legal review;
3. Is aware that absent registration or the existence of a legal exemption therefrom, there is an effective "STOP TRANSFER ORDER" on the Restricted Securities; and,
4. Is aware that it cannot "tack" the beneficial ownership periods of the Sellers pursuant to Rule 144(d)(3) in order to satisfy its beneficial holding period requirements under Rule 144(d);
5. Is purchasing the Restricted Securities for its own account and for long term investment and not with an intent to publicly distribute them unless in full compliance with all applicable U.S. Securities Laws.

The Purchaser also represents that it:

a. Purchaser is sophisticated investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment;
b. Is not acquiring the Restricted Securities as the result of any general solicitation or advertising by the Sellers;
c. Has received and reviewed such information and documents as it deemed necessary in making its decision to purchase the Restricted Securities from the Sellers ;
d. Communicated with the Sellers, who answered all questions posed by the Purchaser related to its decision to purchase the Restricted Shares; and,
e. Reviewed corporate documentation of MagiX.

3.1.5. *Options, Warrants and Other Rights and Agreements Affecting MagiX' Common Stock*. MagiX has no authorized or outstanding options, warrants, calls, subscriptions, rights, convertible securities or other securities [as defined in the federal Securities Act of 1933 (hereinafter "**Securities**")] or any commitments, agreements, arrangements or understandings of any kind or nature obligating MagiX, in any such case, to issue shares of Magix' capital stock or other Securities or securities convertible into or evidencing the right to purchase shares of MagiX' capital stock or other Securities. Neither MagiX nor either of the Sellers is a party to any agreement, understanding, arrangement or commitment, or bound by any Articles of Incorporation or bylaw provision which creates any rights in any Person with respect to the authorization, issuance, voting, sale or transfer of any shares of MagiX' capital stock or other Securities.

3.1.6. *No Subsidiaries*. Magix does not have any subsidiaries and does not, directly or indirectly, own any interest in or control any corporation, partnership, joint venture, or other business entity.

3.1.7. *Agreement Not in Conflict with Other Instruments; Required Approvals Obtained*. The execution, acknowledgement, sealing, delivery, and performance of this Agreement by the Sellers and the consummation of the transactions contemplated by this Agreement will not: (a) violate or require any registration, qualification, consent, approval, or filing under (i) any law, statute, ordinance, rule or regulation (hereinafter collectively referred to as "**Laws**") of any federal, state or local government (hereinafter collectively referred to as "**Governments**") or any agency, bureau, commission or instrumentality of any Governments (hereinafter collectively referred to as "**Governmental Agencies**") or (ii) any judgment, injunction, order, writ or decree of any court, arbitrator, Government or Governmental Agency by which Company or any of its assets or Properties is bound; (b) conflict with, require any consent, approval, or filing under, result in the breach or termination of any provision of, constitute a default under, result in the acceleration of the performance of Seller's obligations under, or result in the creation of any claim, security interest, lien, charge, or encumbrance upon any of MagiX' or Sellers' properties, assets, or businesses pursuant to (i) MagiX' Articles, (ii) any indenture, mortgage, deed of trust, license, permit, approval, consent, franchise, lease, contract, or other instrument or agreement to which either of the Sellers or MagiX is a party or by which Sellers or MagiX or any of Sellers or MagiX' assets or properties is bound or (iii) any judgment, injunction, order, writ or decree of any court, arbitrator, Government or Governmental Agency by which Sellers, MagiX or any of its assets or properties is bound.

3.1.8 *Conduct of Business in Compliance with Regulatory and Contractual Requirements*. To the Sellers' knowledge, Sellers have conducted and are conducting MagiX' business in compliance with all applicable Laws of all Governments and Governmental Agencies.

3.1.9 *Licenses, Permits, Related Approvals*. MagiX possesses all licenses, permits, consents, approvals, authorizations, qualifications, and orders (hereinafter collectively referred to as "**Permits**") of all Governments and Governmental Agencies lawfully required to enable MagiX to conduct its business as a corporation in all jurisdictions in which is conducts business. All of the Permits are in full force and effect, and no suspension, modification or cancellation of any of the Permits is pending or threatened. A list of the Permits is attached hereto as **Exhibit 2** and incorporated by reference herein.

3.1.10. *Legal Proceedings*. There is no action, suit, proceeding, claim, arbitration, or investigation by any Government, Governmental Agency or other Person: (i) pending to which MagiX is a party; (ii) threatened against or relating to MagiX or any of MagiX' assets or businesses; (iii) challenging MagiX' right to execute, acknowledge, seal, deliver, perform under or consummate the transactions contemplated by this Agreement; or (iv) asserting any right with respect to any of the Common Stock, and there is no basis for any such action, suit, proceeding, claim, arbitration or investigation.

3.1.11. *Financial Statements, Undisclosed Liabilities*. MagiX is a newly formed corporation and does not have any financial statements or undisclosed liabilities.

3.1.12. *Tax Matters*. MagiX is a newly formed corporation and does not have any tax liabilities and has not filed any tax returns or reports with any Governmental Agencies.

3.1.13. *Accounts Receivable, Accounts Payable*. MagiX is a newly formed corporation and does not currently have any accounts receivable or accounts payable.

3.1.14. *No Real Property*. MagiX does not own or have any interest in any real estate.

3.1.15. *Condition of Personal Property*. Attached hereto as **Exhibit 3** and incorporated by reference herein is a true, correct and complete list of all personal property, owned by MagiX or to be used by MagiX in the conduct of its business, including, but not limited to, all equipment, machinery and fixtures, (collectively, the "**Personal Property**"), indicating whether it is owned or the manner in which the Personal Property is otherwise utilized by MagiX. MagiX has sole and exclusive, good and merchantable title to all of the Personal Property owned by it, free and clear of all pledges, claims, liens, restrictions, security interests, charges and other encumbrances. All of the Personal Property is in good repair and good operating condition, fit for its intended purposes, and is adequate for the initiation of MagiX' business.

3.1.16. *Insurance*. MagiX is a newly formed corporation and does not currently have insurance policies in place.

3.1.17. *Patents, Trademarks, Related Contracts*. Attached hereto as **Exhibit 4** and incorporated by reference herein, *is* a true, correct and complete list of all of MagiX' patents, trademarks, trade names, or trademark or trade name registrations, service marks, copyrights or copyright registrations, and URLs/domain names (those currently in use and currently under consideration for use or acquisition) (the "**Proprietary Rights**"). To the Sellers' knowledge, all of MagiX' Proprietary Rights are valid, enforceable, in full force and effect and free and clear of any and all security interests, liens, pledges and encumbrances of any nature or kind. MagiX has not licensed, leased or otherwise assigned, transferred or granted any right to use any of its Proprietary Rights to any other Person, and, to the Sellers' knowledge, no Person is infringing upon Sellers' Proprietary Rights. To the Seller's knowledge, the MagiX has not infringed and is not infringing upon any patent, trademark, trade name, or trademark or trade name registration, service mark, copyright, or copyright registration of any other Person.

3.1.18. *Adverse Conditions*. Sellers have no knowledge of any present or future condition, state of facts or circumstances which has affected or may affect adversely the business of MagiX or prevent MagiX from carrying on its business.

3.1.19. *Full Disclosure*. To the Sellers' knowledge, this Agreement (including the Exhibits hereto) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein not misleading. There is no fact known to Sellers which is not disclosed in this Agreement that materially adversely affects the accuracy of the representations and warranties contained in this Agreement or MagiX' financial condition, results of operations, business, or prospects.

3.1.20. *No Brokerage*. Sellers have not incurred any obligation or liability, contingent or otherwise, for brokerage fees, finder's fees, agent's commissions, or the like in connection with this Agreement or the transactions contemplated hereby.

3.1.21. *Continued Employment of Sellers*. Sellers shall continue to work for Purchaser/Magix after the Closing Date pursuant to the terms of the separate employment agreements between them and the Purchaser, and shall use their best efforts to operate and grow MagiX pursuant to the business plan.

3.1.22. *Representation on Purchaser's Board of Directors*. Dr. Harald Zink shall have a seat on Purchaser's Board of Directors following Closing.

**3.2.** *Representations and Warranties of the Purchaser*. The Purchaser represents and warrants to Sellers that:

3.2.1. *Due Organization, Good Standing, Power*. The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Purchaser has all requisite corporate power to enter into this Agreement and to perform its obligations hereunder.

3.2.2. *Authorization and Validity of Documents*. The execution, acknowledgement, sealing, delivery, and performance of this Agreement by the Purchaser, and the consummation by the Purchaser of the transactions contemplated hereby, have been duly and validly authorized by the Purchaser. This Agreement has been duly executed, acknowledged, sealed and delivered by the Purchaser and is a legal, valid, and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

3.2.3. *Investment Intent*. The Purchaser is acquiring the Common Stock for investment only, for the Purchaser's own account, and not with a view to, for offer for sale or for sale in connection with, the distribution or transfer thereof. The Purchaser understands that it is acquiring "restricted securities" that may not be offered or sold or transferred by the Purchaser without compliance with the registration requirements of the 1933 Securities and Exchange Act, unless an exemption from registration is available. The Purchaser acknowledges and agrees that the certificate(s) evidencing the Common Stock so purchased shall bear a customary restrictive transfer legend noted above in Section 3.1.4. The Purchaser acknowledges that its purchase of the Common Stock involves substantial risks. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment, and make an informed decision to so invest, and has so evaluated the risks and merits of buying the Common Stock. The Purchaser has had the opportunity to review such disclosures regarding the Seller and its business, financial condition and its prospects as the Purchaser has determined to be necessary in connection with the acquisition of the Common Stock. The Purchaser acknowledges that it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Seller concerning an investment in the restricted securities, and any additional information that the Purchaser has requested. The Purchaser is not purchasing the restricted shares as a result of any advertisement, article, notice or other communication regarding the restricted shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. Purchaser is sophisticated investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment. The Common Stock is not being purchased for subdivision or fractionalization thereof; and the Purchaser has no contract, undertaking, agreement or arrangement with any Person to sell, hypothecate, pledge, donate or otherwise

transfer (with or without consideration) to any such Person any of the Common Stock which the Purchaser is acquiring hereunder, and the Purchaser has no present plans or intention to enter into any such contract, undertaking, agreement or arrangement.

3.2.4. *No Brokerage*. The Purchaser has not incurred any obligation or liability, contingent or otherwise, for brokerage fees, finder's fees, agent's commissions, or the like in connection with this Agreement or the transactions contemplated hereby.

**4. *Indemnification*.**

**4.1.** The Sellers shall defend, indemnify and hold harmless the Purchaser, its officers, directors, stockholders, agents, servants and employees, and their respective heirs, personal and legal representatives, guardians, successors and assigns, from and against any and all claims, threats, liabilities, taxes, interest, fines, penalties, suits, actions, proceedings, demands, damages, losses, costs and expenses (including attorneys' and experts' fees and court costs) of every kind and nature arising out of, resulting from, or in connection with:

4.1.1. Any misrepresentation or breach by Sellers of any representation or warranty contained in this Agreement.

4.1.2. Any non-fulfillment, failure to comply or breach by Sellers of or with any covenant, promise or agreement of the Sellers contained in this Agreement.

4.1.3. Any act, matter or thing prior to the Closing Date that would otherwise be the responsibility of Sellers.

**4.2.** *Indemnification by Purchaser*. Purchaser shall defend, indemnify and hold harmless the Sellers and their respective heirs, personal and legal representatives, guardians, successors and assigns, from and against any and all claims, threats, liabilities, taxes, interest, fines, penalties, suits, actions, proceedings, demands, damages, losses, costs and expenses (including attorneys' and experts' fees and court costs) of every kind and nature arising out of, resulting from, or in connection with:

6.2.1. Any misrepresentation, omission or breach by Purchaser of any representation or warranty contained in this Agreement.

6.2.2. Any non-fulfillment, failure to comply or breach by the Purchaser of or with any covenant, promise or agreement of the Purchaser contained in this Agreement.

**5. *Miscellaneous***

**5.1.** *Survival of Representations, Warranties, and Agreements*. All of the representations, warranties, covenants, promises and agreements of the parties contained in this Agreement (or in any document delivered or to be delivered pursuant to this Agreement or in connection with the Closing) shall survive the execution, acknowledgement, sealing and delivery of this Agreement and the consummation of the transactions contemplated hereby.

**5.2.** *Certain Definitions*. As used throughout this Agreement, the following terms have the following meanings:

"***Affiliate***" has the meaning ascribed to such term in Rule 405 promulgated under the Securities Act, as such rule is in effect on the date hereof.

"***Person***" means an individual, partnership, corporation, trust, unincorporated organization, government, or agency or political subdivision of a government.

"***SEC***" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act or the Exchange Act.

"***Securities Act***" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the relevant time.

**5.3.** *Notices*. All notices, requests, demands, consents, and other communications which are required or may be given under this Agreement (collectively, the "**Notices**") shall be in writing and shall be given either: (a) by personal delivery against a receipted copy; or (b) by certified or registered U.S. mail, return receipt requested, postage prepaid, to the following addresses:

(i) If to Sellers:

Dr. Harald Zink
1230 Rosecrans Blvd. Suite 300
Manhattan Beach, CA 90266

Email: hkz@appliedmagix.com

with a copy to:

Richard Kelly Clark
1230 Rosecrans Blvd. Suite 300
Manhattan Beach, CA 90266

Email: rkc@appliedmagix.com

(ii) If to the Purchaser:

SPYR, Inc.
Attn: James R. Thompson
4643 S. Ulster St., Suite 1510
Denver, CO 80237

Email: jthompson@spyr.com

with a copy to:

Tad Mailander, Esq.
Mailander Law Office, Inc.,
835 5th Avenue, Ste. 312
San Diego, CA 92101
Email: tmailander@gmail.com

or to such other address of which written notice in accordance with this Section 5.3 shall have been provided by such party. Notices may only be given in the manner hereinabove described in this Section 5.3 and shall be deemed received when given in such manner.

**5.4.** *Entire Agreement*. This Agreement (including the Exhibits hereto) constitutes the full, entire and integrated agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, correspondence, understandings and agreements among the parties hereto respecting the subject matter hereof.

**5.5.** *Assignability*. This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties hereto; provided, however, that the Purchaser may, without the prior written consent of any other party, assign its interest in this Agreement to any Affiliate of the Purchaser if such Affiliate undertakes to perform the Purchaser's obligations hereunder that shall have been so

assigned, and upon, from and after such assignment the Purchaser shall have no further liabilities, obligations or duties in respect of the rights, obligations and duties so assigned.

**5.6.** *Binding Effect; Benefit.* This Agreement shall inure to the benefit of and be binding upon the parties hereto, each other Person who is indemnified under any provision of this Agreement, and their respective heirs, personal and legal representatives, guardians, successors and, in the case of Purchaser, its permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights, remedies, obligations, or liabilities.

**5.7.** *Severability.* Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability, without invalidating or rendering unenforceable the remaining provisions of this Agreement.

**5.8.** *Amendment, Waiver.* No provision of this Agreement may be amended, waived, or otherwise modified without the prior written consent of all of the parties hereto. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement herein contained. The waiver by any party hereto of a breach of any provision or condition contained in this Agreement shall not operate or be construed as a waiver of any subsequent breach or of any other conditions hereof.

**5.9.** *Section Headings.* The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

**5.10.** *Counterparts.* This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

**5.11.** *Applicable Law; Jurisdiction; Venue; Dispute Resolution.* This Agreement is made and entered into, and shall be governed by and construed in accordance with, the laws of the State of Colorado. Except as otherwise provided herein, all controversies, disputes or actions between the Parties arising out of this Agreement shall first be subject to mediation with a mediator to be mutually agreed by the Parties. Any mediation shall be held at the offices of JAG located in Denver, Colorado and the Parties shall equally share the costs of mediation. If the Parties have not resolved their dispute within thirty (30) days of the date the mediation is held, litigation may be initiated. The Parties agree that the exclusive venue for any litigation shall be in the courts located in Denver, Colorado and the Parties agree that such courts have personal jurisdiction over the Parties and waive any objection to the same.

5.11.1 *Jury Waiver.* **THE PARTIES HERETO AGREE TO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO IN ANY MANNERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES AND/OR ANY CLAIM OF INJURY OR DAMAGE, AND ANY STATUTORY REMEDY RELATED THERETO OR TO THIS AGREEMENT.**

5.11.2 *Attorneys' Fees.* If any of the parties hereto shall commence any action or proceeding against any or all of the other parties that arises out of the provisions hereof or to recover damages as the result of the alleged breach of any of the provisions hereof, the prevailing party therein shall be entitled to recover from the non-prevailing party (and the court shall award to the prevailing party) all reasonable costs incurred in connection therewith, including reasonable attorneys' fees.

**5.12.** *Remedies.* The parties hereto acknowledge that the Common Stock is unique, that any claim for monetary damages may not constitute an adequate remedy; and that it may therefore be necessary for the protection of the parties and to carry out the terms of this Agreement to apply for the specific performance of the provisions hereof. It is accordingly hereby agreed by all parties that no objection to the form of the action or the relief prayed for in any proceeding for specific performance of this

Agreement shall be raised by any party, in order that such relief may be expeditiously obtained by an aggrieved party. All parties may proceed to protect and enforce their rights hereunder by a suit in equity, transaction at law or other appropriate proceeding, whether for specific performance or for an injunction against a violation of the terms hereof or in aid of the exercise of any right, power or remedy granted hereunder or by law, equity or statute or otherwise. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice its rights, powers or remedies, and no right, power or remedy conferred hereby shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

**5.13.** *Further Assurances.* The Sellers agree to execute, acknowledge, seal and deliver, after the date hereof, without additional consideration, such further assurances, instruments and documents, and to take such further actions, as the Purchaser may request in order to fulfill the intent of this Agreement and the transactions contemplated hereby.

**5.14.** *Interpretation.* Words used in this Agreement in the singular, where the context so permits, shall be deemed to include the plural and vice versa. In particular, while Sellers is used in the plural, all such references shall apply to each Seller individually.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal, with the intention of making it a sealed instrument, on the date first above written.

WITNESS:

SELLERS:

20-OCT-2020

By: Dr. Harald Zink

20 Oct 2020

By: Richard Kelly Clark

ATTEST:

By: ____________________
Jennifer D. Duettra, Secretary

PURCHASER:
**SPYR, INC.**

James R. Thompson, CEO & President

Digitally signed by James R. Thompson, CEO & President
DN: cn=James R. Thompson, CEO & President, o=SPYR, Inc., ou, email=jthompson@spyr.com, c=US
Date: 2020.10.20 22:17:48 -06'00'

By: ____________________
James R. Thompson, CEO and President

**EXHIBIT 1**

**Articles of Incorporation**

## EXHIBIT 2

## List of Licenses, Permits & Approvals

Apple Developer Registration/license

Pending Apple MFI license

Web domains/URLs:

- appliedmagix.com
- homekitmagix.com
- generalmagix.com
- carplaymagix.com
- justappliedmagic.com
- justhomekit.com
- homekitmagic.com
- smarterhomesforsmarterpeople.com

## EXHIBIT 3

### List of Personal Property

Personal property currently in use for the conducting of business for Applied Magix

1. Two large (approximately 50") computer monitors. Both LG brand.
2. Two Herman Miller Aeron Chairs and two other office chairs.
3. Two Ikea office worktables
4. Assorted filing cabinets: 1 large three drawer, 2 small three drawer.
5. Wire shelving; 2 – 6 shelf units and 1 – 4 shelf unit.
6. Computers: 2 desktop computers.
7. iPads: 2 iPads of different model types and related Apple Pencils.
8. iPhones: 4 iPhones of different model types.
9. Apple Watches: 3 Apple Watches of different model types.
10. Assorted peripheral computer equipment: 4 channel KVM switcher, keyboards, mice and trackpads, etc.
11. PBX system with associated programmable office phones.
12. One HP color laser printer.
13. One HP laser printer, scanner, fax machine.
14. Assorted large coffee mugs.
15. Server / server service for Applied Magix's websites.